UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2010

PMFG, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34156	51-0661574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500 Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2010 Annual Meeting of Stockholders of PMFG, Inc. (the “Company”) was held on November 18, 2010 (the “Annual Meeting”) at 10:00 a.m. central standard time. At the Annual Meeting, the Company’s stockholders (1) elected two directors to serve until the 2013 Annual Meeting of Stockholders and (ii) ratified Grant Thornton, LLP as the Company’s independent registered public accounting firm for fiscal year 2011.
The matters acted upon at the Annual Meeting and the voting tabulation for each matter are as follows:
Proposal No. 1: Election of Directors

				Broker
Nominee	Votes For	Votes Against	Abstentions	Non-Votes
Kenneth R. Hanks	8,089,050	304,463	—	6,500,416

R. Clayton Mulford	8,089,050	304,463	—	6,500,416
Proposal No. 2 Ratification of Independent Accountants

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Ratification of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011	9,675,456	52,826	32,329	5,133,318

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMFG, INC.
By:	/s/ Melissa G. Beare
Melissa G. Beare
Vice President, General Counsel and Corporate Secretary

Date: November 22, 2010

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